UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AGAPE ATP CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100)

+(60) 192230099

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Agape ATP Corporation:

We are pleased to invite you to attend our Annual Meeting of the Stockholders (the “Annual Meeting”) of Agape ATP Corporation, a Nevada corporation (the “Company”), which will be held at 10:00 p.m., Malaysia Time (10:00 a.m., Eastern Time) on January 30, 2026. The Annual Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https://zoom.us/j/99689572630?pwd=wcCGXOxam0IY0Byofl3zzaYDeQSVx6.1. Any stockholder who is unable to join the online meeting can participate by telephone by dialing +13462487799, and using the Zoom Meeting ID 996 8957 2630 and the Passcode 781788. Stockholders will be able to attend the meeting in-person and vote, for the following purposes:

1.	To ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

2.	To re-elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (the “Election of Directors Proposal”);

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), one or more potential issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate offering price of $300,000,000, pursuant to a registration statement on Form S-3 filed by the Company (the “S-3 Shelf”);

4.	To approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock split of the Company’s issued and outstanding common stock at any time before the next annual meeting of stockholders of the Company, in aggregate, of up to one-for-five thousand (1:5000), with the timing of any reverse split to be determined by the Board in its discretion.

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 30,000,000,000.

6.	To conduct any other business as may properly come before the meeting or any adjournment thereof.

The Company’s board of directors (the “Board”) has fixed the close of business on November 4, 2025 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Each share of Common Stock is entitled to one vote. As of close of business on the Record Date, we had 50,027,000 shares of Common Stock issued and outstanding.

A copy of our 2024 Annual Report on 10-K (the “Annual Report”) is available on the Company’s website at https://www.agapeatpgroup.com/ under SEC filing and in print upon request.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about January 9, 2026.

Dated January 9, 2026	By the Order of the Board of Directors
/s/ How Kok Choong
How Kok Choong
Director, Chairman of the Board of Directors and Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy on the internet or by mail. If you are a registered shareholder and attend the annual meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the annual meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

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ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	1

PROPOSAL 1. BY A RESOLUTION OF MEMBERS, TO RATIFY THE APPOINTMENT OF ASSENTSURE PAC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	5

PROPOSAL 2. BY A RESOLUTION OF MEMBERS, TO APPROVE THE RE-APPOINTMENT OF SIX DIRECTORS, HOW KOK CHOONG, WILFREDO FERNANDO CORTIZO, RAMESH RUBIN LOUIS, NI LUH DHARMA KERTI NATIH, ROSE MARIE KADENDE KAISER, EACH TO SERVE A TERM EXPIRING AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED	6

PROPOSAL 3. BY A RESOLUTION OF MEMBERS, TO AUTHORIZE OUR BOARD OF DIRECTORS, TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE POTENTIAL ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 PER SHARE, UP TO AN AGGREGATE OFFERING PRICE OF $300,000,000, PURSUANT TO A REGISTRATION STATEMENT ON FORM S-3 FILED BY THE COMPANY.	9

PROPOSAL 4. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT ANY TIME BEFORE THE NEXT ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY, IN AGGREGATE, OF UP TO ONE-FOR-FIVE THOUSAND (1:5000), WITH THE TIMING OF ANY REVERSE SPLIT TO BE DETERMINED BY THE BOARD IN ITS DISCRETION	10

PROPOSAL 5. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 30,000,000,000.	15

PROPOSAL 6. TO CONDUCT ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.	16

OTHER MATTERS	38

GENERAL	38

COMMUNICATIONS WITH THE BOARD OF DIRECTORS	38

WHERE YOU CAN FIND MORE INFORMATION	38

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	38

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING	38

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	39

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AGAPE ATP CORPORATION

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100)

+(60) 192230099

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Agape ATP Corporation, a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 10:00 p.m., Malaysia Time on January 30, 2026 (10:00 a.m., Eastern Time) (the “Annual Meeting”).

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What am I voting on?

You will be voting on the following:

Proposal One	By a resolution of members, to ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal Two	By a resolution of members, to approve the re-appointment of five directors, How Kok Choong, Wilfredo Fernando Cortizo, Ramesh Ruben Louis, Ni Luh Dharma Kerti Natih, and Rose Marie Kadende Kaiseras each to serve a term expiring at the next annual meeting of Stockholders or until their successors are duly elected and qualified.

Proposal Three	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), one or more potential issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate offering price of $300,000,000, pursuant to a registration statement on Form S-3 filed by the Company (the “Stock Issuance Proposal”).

Proposal Four	To approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock split of the Company’s issued and outstanding common stock at any time before the next annual meeting of stockholders of the Company, in aggregate, of up to one-for-five thousand (1:5000), with the timing of any reverse split to be determined by the Board in its discretion (the “Reverse Stock Split Proposal”).

Proposal Five	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 30,000,000,000.

Proposal Six	To conduct any other business as may properly come before the meeting or any adjournment thereof (the “Adjournment Proposal”).

Who is entitled to vote?

You may vote if you owned shares of Common Stock of the Company as of the close of business on November 4, 2025, which we refer to as the “Record Date”. Each share of Common Stock is entitled to one vote. As of close of business on the Record Date, we had 50,027,000 shares of Common Stock issued and outstanding.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our Stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “Stockholder of Record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the Stockholder of Record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the Stockholder of Record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the Stockholder of Record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

How do I vote before the Annual Meeting?

If you are a registered Stockholder, meaning that you hold your shares in certificate form, you have the following voting options:

(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2) By mail, by completing, signing, and returning the enclosed proxy card; or

(3) During the Annual Meeting in person.

If you vote via the internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned your proxy card. If you vote via the internet, do not return your proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the Annual Meeting, (2) voting again over the Internet prior to the time of the Annual Meeting, or (3) voting at the Annual Meeting if you are a registered Stockholder or have followed the necessary procedures required by your bank or broker.

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What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted “FOR” under Proposals One, Three, and Five in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting. Non-votes will not be voted under Proposals Two and Four without instructions from beneficial owners, and thus, it will not affect the outcome of the vote on Proposal Two or Proposal Four.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares of Common Stock are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by internet or mail. In order for us to conduct our Annual Meeting, at the commencement of the Annual Meeting, there are present in person or by proxy not less than one third of the votes of our outstanding share of Common Stocks as of November 4, 2025. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting. If a quorum is not present or represented, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

How many votes are needed to approve the Company’s proposals?

Proposal One. To ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal requires affirmative (“FOR”) votes of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Two. The re-appointment of directors. This proposal requires affirmative (“FOR”) votes of a plurality of the votes of the shares s present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three. The Stock Issuance Proposal. This proposal requires affirmative (“FOR”) votes of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four. The Reverse Stock Split Proposal. This proposal requires affirmative (“FOR”) votes of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Five. The amendment of the Company’s Articles of Incorporation. This proposal requires affirmative (“FOR”) votes of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Six. The Adjournment Proposal. This proposal requires affirmative (“FOR”) votes of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Annual Meeting.

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What are Abstentions and Broker Non-Votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a Stockholder who is present at the Annual Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Annual Meeting. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the particular proposal is deemed to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of Stockholder, such as mergers, Stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory Stockholder votes on executive compensation and on the frequency of Stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal even in the absence of your instruction. For any proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Broker non-votes will not be considered to be shares “entitled to vote” on any “non-routine” matter and therefore will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted.

Abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this proxy statement. Abstention and broker non-votes, if any, will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal One because it is considered a non-routine matter.

Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

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PROPOSAL 1. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(ITEM 1 ON THE PROXY CARD)

Our Audit Committee has selected Assentsure PAC (“Assentsure”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2025 Annual Meeting. Assentsure has audited the Company’s financial statements since 2024.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Assentsure as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of Assentsure and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed or expected to be billed for audit and other services provided by Assentsure and Marcum Asia CPAs LLP (“Marcum Asia”) for the fiscal years ended December 31, 2024 and 2023. On April 25, 2024, the Board of Directors released Marcum Asia as the Company’s independent registered public accounting firm. On April 29, 2024, the Board of Directors appointed Assentsure PAC to serve as our independent registered public accounting firm with immediate effect. The services previously provided by Marcum Asia are now provided by Assentsure PAC.

	Fiscal year Ended December 31, 2024	Fiscal year Ended December 31, 2023
Audit fees	$294,000	$444,400
Tax fees	25,000	25,000
Total	$319,000	$469,400

Audit Fees include primarily professional services rendered for the audits of the consolidated financial statements and internal controls over financial reporting, the review of documents filed with the SEC, consents, and financial accounting and reporting consultations.

Audit-Related Fees include reviews of the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q and review of regulatory financial statements.

Tax Fees include professional service fees for tax compliance, tax planning, and tax advice. Tax compliance involves preparation of original and amended tax returns and claims for refund. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All Other Fees include professional fees associated with the review and consent of SEC filings related to equity issuance for certain officers and former employees.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting. All fees that were incurred in fiscal year 2024 were approved by the Audit Committee.

Required Vote of Stockholders

The affirmative “FOR” vote of a majority of the votes cast by the stockholders entitled to vote at the 2025 Annual Meeting is required to approve this proposal.

Because broker discretionary voting is allowed for this Proposal 1, we do not expect any broker non-votes for this proposal. Abstentions will not be counted as votes cast, and thus, will not affect the outcome of the vote on this proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF ASSENTSURE PAC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2025.

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PROPOSAL 2. BY A RESOLUTION OF MEMBERS, TO APPROVE THE RE-APPOINTMENT OF FIVE DIRECTORS, HOW KOK CHOONG, WILFREDO FERNANDO CORTIZO, RAMESH RUBIN LOUIS, NI LUH DHARMA KERTI NATIH, ROSE MARIE KADENDE KAISER, EACH TO SERVE A TERM EXPIRING AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

(ITEM 2 ON THE PROXY CARD)

Our Board is currently composed of five members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating and Corporate Governance (the “Nominating and Corporate Governance”) recommended, and our Board of Directors approved How Kok Choong, Wilfredo Fernando Cortizo, Ramesh Rubin Louis, Ni Luh Dharma Kerti Natih, Rose Marie Kadende Kaiseras nominees for election as directors at this Annual Meeting to hold office for a one-year term until our Annual Meeting to be held in 2026.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and information concerning those individuals:

Director Nominee	Age	Position	Director Since

How Kok Choong	61	Chief Executive Officer, President, Director, Chairman of the Board of Directors	2017

Wilfredo Fernando Cortizo,	69	Director	2023

Ramesh Ruben Louis	48	Independent Director	2023

Ni Luh Dharma Kerti Natih	61	Independent Director	2024

Rose Marie Kadende Kaiseras	64	Independent Director	2024

Dr. How Kok Choong is our founder and serves as our Chief Executive Officer, President, Director and Chairman of the Board of Directors since 2016. Dr. How is primarily responsible for overall development and business strategies, financial, administrative and human resources affairs of the Company. Dr. How has more than 20 years of experience in the senior management roles in the health and wellness industry. From 1987 to 2016, Dr. How was with the San Hin Group of Companies and his last position held was the group chief executive officer for the group. Since August 2003, Dr. How began to work for AGAPE Superior Living International Group as the global president and continues to hold this position. Further, since September 2009, Dr. How has worked for TH3 Holdings Sdn Bhd as president. Dr. How obtained a master’s degree and a doctorate degree in Business Administrative from Newport University, USA in December 1997 and December 2000, respectively. In Malaysia, Dr. How Kok Choong was recognized by the Junior Chamber Malaysia (JCM) as an Outstanding Young Malaysian 2003, and was awarded the title of Justice of Peace of Malaysia since 2005. Dr. How Kok Choong received the Outstanding Asian Community Contribution Award in 2011, Malaysia Top Team 50 Enterprise Award in 2011 and 2016, The Contributor Award (Medical and Health Research) in 2012, “Man of The Year” in Worldwide Excellence Award in 2015, “Man of The Year” in McMillan Global Award in 2016, The Distinguished Asia Pacific Outstanding Entrepreneur Lifetime Achievement Award in 2019, World Outstanding Chinese Entrepreneur Lifetime Award in 2019 and Certified Professional Trainer of The International Professional Managers Association in 2019. Dr. How Kok Choong was awarded the title of Adjunct Professor (Management) by University Geomatika Malaysia (UGM) in 2024.

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Dr. Wilfredo Fernando Cortizo has more than 30 years of experience in the fields of microbiology and biotechnology. Prior to join the Company, Dr. Cortizo served as a National Health and Medical Research Council (NHMRC) Research Officer at the Department of Medicine Monash Medical School, Alfred Hospital, Melbourne Australia from 1987 to 1989. From 1989 to 1990, Dr. Cortizo served as a Protein Chemist and Research Officer at the Commonwealth Serum Labs (CSL) Australia’s largest Pharmaceutical Company. From 1991 to 1994, Dr. Cortizo worked as a Manager at a number of Production Departments at CSL Bioplasma Division. From 1994 to 1995, Dr. Cortizo served as a Project Manager at the Bioplasma Division in CSL Ltd. From 1995 to 2004, Dr. Cortizo served as a Director and the Chief Executive Officer of OMX Marketing Australia Pty. Ltd. In 1998, Dr. Cortizo worked as the International Development and Product Consultant for OMX Malaysia Sdn Bhd and OMX Marketing Philippines Pty. Ltd., Manila. From 2001 to 2003, Dr. Cortizo served a Director and the Chief Executive Director of Advance Microbials Pty. Ltd.. From 2001 to 2003, Dr. Cortizo served as a Senior Lecturer and Research Supervisor, GSIM, Swinburne University. From 2005 to 2006, Dr. Cortizo served as a Consultant and Technical Advisor of Pathlab Australia Pty Ltd and ADL Laboratories USA. From 2005 to 2006, Dr. Cortizo was appointed as the Nutrition and Scientific Consultant by Vitop Group Ltd China. From 2006 to 2007, Dr. Cortizo served as an International Business Director for Goodgene Korea. From 2007 to 2014, Dr. Cortizo served as the Chief Executive Officer and International Business Director of YourGene LLC. From 2009 to 2015, Dr. Cortizo served as a Consultant of the Agape Superior Living, Product Specialist and President of Superlife Global. From 2009 to 2019, Dr. Cortizo served as a Director and the Chief Executive Officer of the Ageless Partners, Ageless Asia Malaysia, Thailand and Indonesia. From 2014 to 2019, Dr. Cortizo served as a Director and the Chief Executive Officer of the Ageless Asia, Indonesia and a Director PT. of Vichii Indonesia Jaya. Dr. Cortizo, Phd completed his early University studies at Monash University in the Biochemistry Department and in the Faculty of Medicine. He graduated with a doctorate degree of philosophy from Monash University in 1988, and graduated with a bachelor of science with honours from Monash University in 1981.

Mr. Ramesh Ruben Louis, PhD serves as our independent director. Prior to joining the Company, Mr. Louis, PhD has approximately 25 years of accounting and finance related experience. Since January 2011, Mr. Louis, PhD has been an executive director and principal consultant of Assurance Threesixty Consulting. Since November 2009, Mr. Louis, PhD has been a professional freelance trainer and consultant at My Learning Training Resources, where he conducted various training courses including training for MIA, ACCA, CPA Australia ISCA Singapore. From May 2006 to October 2009, Mr. Louis, PhD was an executive director at Anuarul Azizan Chew Group, where he was involved in internal audit, risk management and review/assessment of internal controls assignments of various organisations including public listed companies in Malaysia. From 2000 to 2006, Mr. Louis, PhD worked in BDO Binder, where he worked in areas including corporate finance and assurance advisory, his last role being assistant audit manager. From 1997 to 1998, Mr. Louis, PhD was an audit assistant at Arthur Andersen & Co. Mr. Louis, PhD graduated with a bachelor of accounting from the National University of Malaysia in 2000, and graduated with a master of business administration from the University of Strathclyde, United Kingdom in 2012. Mr. Louis, PhD obtained a doctorate of philosophy from the University of Malaya in September, 2021. Mr. Louis, PhD became a member of CPA Malaysia in 2005, a member of the Institute of Internal Auditors Malaysia in 2010 and a member of the Association of Chartered Certified Accountants in 2011.

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Ms. Rose Marie Kadende Kaiser, PhD serves as our independent director. Prior to joining the Company, Ms. Rose, PhD has more than 25 years of professional experience, serving in various roles in higher education as a college professor; in international development as a researcher, manager and mentor; and as an independent health and wellness coach. Ms. Rose, PhD is the Founder of Season of Health, a business specializing in health coaching, training and consultant services. From 2010 to 2012, Ms. Rose, PhD served as a Transition Program Manager at the U.S. Centers for Disease Control and Prevention in Kigali, Rwanda. From 2009 to 2010, Ms. Rose, PhD served as the Consultant and De Facto Country Director for US African Development Foundation Funded Program at Kilimanjaro International Burundi Ltd. She was also an Independent Consultant for community development in 2008. Ms. Rose, PhD served as a Regional Manager for Southern Africa and Research Analyst at Geneva Global Inc in Wayne, Pennsylvania from 2002 to 2007. From 2001 to 2005, Ms. Rose, PhD worked at the University of Pennsylvania in Philadelphia, Pennsylvania as the Research Associate of Women’s Studies Program and African Studies Center and Visiting Scholar of the Solomon Asch Center for Study of Ethno-political Conflict. From 1997 to 2000, Ms. Rose PhD was a Lecturer and Assistant Professor at the Department of Sociology, Anthropology, and Social Work of Mississippi State University in Mississippi State, Mississippi. Ms. Rose, PhD completed a Bachelor of Arts in English Language and Literature at University of Burundi in 1988. Ms. Rose, PhD obtained a doctorate of philosophy in Folklore and Women’s Studies from Indiana University in 1998. She also obtained a Diploma in Integrative Nutrition Health Coach at Institute for Integrative Nutrition in 2013.

Dr. Ni Luh Dharma Kerti Natih serves as our independent director. Prior to joining the Company, Dr. Natih has more than 20 years of experience in the field of health services. Dr. Natih has been served as a Certified Hospital Accreditation Surveyor at KARS and Ministry of Health of Indonesia from 2000 to present. Prior to joining the Company, Dr. Natih served as a director at the Department of Hospital Planning and Operations of Ngoerah General Hospital (formerly known as RSUP Sanglah Denpasar) in Bali, Indonesia from 2000 to 2023. From 2023 to 2024, Dr. Natih served as a director at the Department of Medical and Nursing Care of RSP Goenawan in Cisarua Bogor, Indonesia. Dr. Natih completed her early University studies at Gadjah Mada University in Yogyakarta, Indonesia in the Faculty of Medicine. She graduated with a Master of Public Health (Health Services Management) from Flinders University in Adelaide, Australia in 2006. Dr. Natih is a Certified Hospital Accreditation Expert at KARS Indonesia and a Certified Hospital Accreditation Surveyor Competence at the Ministry of Health of Indonesia.

Qualification of Directors

The Nominating Committee believes that each of the directors named above has the necessary qualifications to be a member of the Board. The Nominating Committee believes that each director brings a strong background and skill set to the Board, giving the Board as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Required Vote of Stockholders

Directors are elected by plurality of the votes cast at the Meeting. If a quorum is present and voting at the Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3. TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE POTENTIAL ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 PER SHARE (“COMMON STOCK”), HAVING AN AGGREGATE OFFERING PRICE OF UP TO $300,000,000 PURSUANT TO A REGISTRATION STATEMENT ON FORM S-3 (THE “S-3 SHELF”), WHICH THE COMPANY INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) FOLLOWING SHAREHOLDER APPROVAL

(ITEM 3 ON THE PROXY CARD)

The Board of Directors has adopted resolutions approving, for purposes of complying with Nasdaq Listing Rule 5635(d), one or more potential issuance of shares of the Company’s Common Stock, having an aggregate offering price of up to $300,000,000, pursuant to a S-3 Shelf filed by the Company.

The Board of Directors reserves the right to elect to abandon the issuance of shares of Common Stock if it determines, in its sole discretion, that the issuance of shares of Common Stock is no longer in our best interests and our shareholders.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement if such issuance would result in the issuance of more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the agreements related to such issuance (the “Nasdaq 20% Rule”). Accordingly, in order to be able to have an issuance of shares of the Company’s Common Stock, with an aggregate offering price of up to $300,000,000 pursuant to a S-3 Shelf, we are seeking stockholder approval to issue 20% or more of our outstanding shares.

Under the Nasdaq 20% Rule, in no event may we issue or sell more than 19.99% of the shares of our common stock outstanding immediately prior to the offering (the “Exchange Cap”) unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock to be issued equals or exceeds the lower of (A) the official closing price of our Common Stock on Nasdaq on the trading day immediately preceding the date of the offering and (B) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the offering, so that the Exchange Cap limitation would not apply to issuances and sales of our common stock under the S-3 Shelf pursuant to the rules and regulations of Nasdaq (the “Minimum Price”).

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve the Stock Issuance Proposal, we will be unable to issue shares of common stock pursuant to the S-3 Shelf in excess of the Exchange Cap if sold at a price less than the Minimum Price.

Effect of Approval

Upon obtaining the stockholder approval requested in this Stock Issuance Proposal, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common stock pursuant to the S-3 Shelf. If this Issuance Proposal is approved by our stockholders, we would be able to issue more than the original Exchange Cap) under the S-3 Shelf at a price less than the Minimum Price.

Reasons for Transaction and Effect on Current Stockholders

Our Board has determined that the potential issuance of shares of the Company’s Common Stock, having an aggregate offering price of up to $300,000,000 pursuant to a S-3 Shelf is in the best interests of the Company and its stockholders for purposes of providing a reliable source of capital for working capital and general corporate purposes.

The Issuance Proposal does not affect the rights of the holders of outstanding common stock, but the issuance of common stock pursuant to the S-3 Shelf will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Vote Required and Recommendation of our Board

If a quorum is present, the number of affirmative votes cast in favor of this Stock Issuance Proposal must exceed the number of votes cast against the proposal for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE STOCK ISSUANCE PROPOSAL

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PROPOSAL 4. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT ANY TIME BEFORE THE NEXT ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY, IN AGGREGATE, OF UP TO ONE-FOR-FIVE THOUSAND (1:5000), WITH THE TIMING OF ANY REVERSE SPLIT TO BE DETERMINED BY THE BOARD IN ITS DISCRETION

(ITEM 4 ON THE PROXY CARD)

The Board of Directors has adopted resolutions approving one or more amendments to the Articles (the “Amendment”) to effect one or more reverse splits of our issued and outstanding shares of common stock, as described below.

The form of the amendment to the Articles to effectuate one or more reverse splits of our issued and outstanding common stock will be substantially as set forth on Appendix B (subject to any changes required by applicable law). The Reverse Stock Split Proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of the company’s issued and outstanding common stock at any time before the next annual meeting of stockholders of the company, in aggregate, of up to one-for-five thousand (1:5000), with the timing of any reverse split to be determined by the board in its discretion, provided that the Board of Directors determines to effect the reverse splits and such amendment is filed with the Secretary of State of Nevada.

The Board of Directors reserves the right to elect to abandon the reverse splits if it determines, in its sole discretion, that the reverse splits are no longer in our best interests and our shareholders. Any fractional shares will be rounded up to the next whole number.

Background and Reasons for the Reverse Split; Potential Consequences of the Reverse Split

The Board of Directors would effect one or more reverse splits with the primary intent of increasing the market price of our common stock to make the it more attractive to a broader range of institutional and other investors. In addition to potentially increasing the market price of our common stock, the reverse splits would also reduce certain costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the reverse splits is in our and our shareholders’ best interests.

The Board of Directors believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if the share price of our common stock were substantially higher. This factor may also limit the willingness of institutions to purchase our common stock. The Board of Directors believes that the anticipated higher market price resulting from the reverse split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Although we expect a reverse split will result in an increase in the market price of our common stock, the reverse split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including our performance, prospects and other factors detailed from time to time in our reports filed with the SEC. The history of similar reverse stock splits for companies in like circumstances is varied. If the reverse split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse split.

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Procedure for Implementing the Reverse Split

Any reverse split will become effective upon the filing (the “Effective Time”) of an Amendment, a form of which is annexed hereto as Appendix B, with the Secretary of State of the State of Nevada. The exact timing of the filing of an Amendment that will effect a reverse split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our shareholders, but may not occur subsequent to the date that shall be one year from the date of approval of our shareholders. In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with any reverse split if, at any time prior to filing the Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with a reverse split.

Effect of the reverse split on Holders of Outstanding Common Stock

Our shares of common stock, par value $0.0001 per share, will be combined by a ratio of up to one-for-five thousand (1:5000), with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion.

A reverse split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in us, except that as described below in “— Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse split will be rounded up to the next whole number. In addition, the reverse split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the reverse split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol ATPC.

Authorized Shares of Common Stock

The reverse split will not change the number of authorized shares of our common stock under our Articles. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Under our Articles, our authorized capital stock consists of 500,000,000 shares of common stock and 200,000,000 shares of preferred stock, par value $0.0001.

By increasing the number of authorized but unissued shares of common stock, the reverse split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of our company or our shareholders. The reverse split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse split may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, the Board of Directors is not aware of any attempt to take control of our company and the Board of Directors has not approved the reverse split with the intent that it be utilized as a type of anti-takeover device.

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Beneficial Holders of common stock (i.e., shareholders who hold in street name)

Upon the implementation of the reverse split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effectuate the reverse split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of common stock (i.e., shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-reverse split common stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

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Effect of the reverse split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments will be made based on the ratio of the reverse split to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This will result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse split as was the case immediately preceding the reverse split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse split ratio, subject to our treatment of fractional shares.

Effect on Par Value

The Amendment will not affect the par value of our common stock, which will remain $0.0001 per share.

Accounting Matters

As of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the reverse split. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Certain Federal Income Tax Consequences of the reverse split

The following summary describes certain material U.S. federal income tax consequences of the reverse split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse split.

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The reverse split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a shareholder generally will not recognize gain or loss on the reverse split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the reverse split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

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PROPOSAL 5. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 30,000,000,000.

(ITEM 5 ON THE PROXY CARD)

Our Board of Directors has unanimously adopted a resolution approving an amendment to our Articles of Incorporation (i) to increase the authorized number of shares of Common Stock from 50,0000,000 shares to 30,000,000,000 shares, par value of $0.0001 per share (the “Increase in Authorized Shares”). Approval of the Increase in Authorized Shares will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles of Incorporation after the date stockholder approval for the amendment is obtained.

Background

As of November 4, 2025, the Company’s authorized capital stock consists of 500,000,000 shares of common stock and 200,000,000 shares of preferred stock, par value $0.0001.

Rights of Additional Authorized Shares of Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Advantages of the Increase in Authorized Shares

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock for such corporate purposes as may be determined by our Board to be necessary or desirable. The Company expects to continue to need additional external financing to provide additional working capital and fund strategic initiatives. This includes providing financial resources for contemplated staffing acquisitions, enabling the Company to attract and retain top talent while enhancing operational capabilities. Furthermore, having a larger reserve of authorized shares allows the Company to act swiftly on strategic opportunities such as acquisitions, partnerships, or equity-based compensation arrangements, without the administrative delays of seeking additional shareholder approval. This flexibility ensures the Company remains well-positioned to achieve its growth and value-creation objectives.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Our Board’s objective in approving the Amendment to increase the number of authorized shares of our Common Stock is to provide maximum flexibility with respect to future financing transactions and/or contemplated staffing companies acquisitions given our Staffing rollout strategy. The increase of our authorized shares of Common Stock will not have any immediate effect on the rights of existing stockholders.

The additional Shares of Common Stock may be used for various purposes without further stockholder approval. These purposes may include, but are not limited to, raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or assets; and other purposes. Such issuances would occur without further action or approval of our stockholders and would be subject to and limited by any rules or listing requirements of The Nasdaq Capital Market or of any other applicable rules or regulations. We do not currently have any plans, agreements, commitments or understandings with respect to the issuance of the additional shares, or the currently authorized but unissued shares, of Preferred Stock.

Potential Disadvantages of the Increase in Authorized Shares

Future issuances of shares could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company, as further discussed below.

Procedure for Effecting the Increase in Authorized Shares

If this proposal is approved by our stockholders, our Board will cause the Increase in Authorized Shares to be implemented by filing an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The Increase in Authorized Shares will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon the Increase in Authorized Shares

The Board reserves the right to abandon the Increase in Authorized Shares without further action by our stockholders at any time before the effectiveness of the amendment to the Articles of Incorporation, even if the Increase in Authorized Shares has been authorized by our stockholders at the Special Meeting. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Required Vote and Recommendation

In accordance with our Articles, Bylaws and Nevada law, approval and adoption of the Amendment to the Company’s Articles requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 30,000,000,000.

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PROPOSAL 6. TO CONDUCT ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

(ITEM 6 ON THE PROXY CARD)

Holders of Company Common Stock are being asked to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

This Adjournment Proposal will be presented to stockholders at the Annual Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the rest of the Proposals or to constitute a quorum.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the presented Proposals is not sufficient to approve the rest of the Proposals or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the rest of the Proposals.

Required Vote of Stockholders

The approval of Proposal 4 requires that holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon vote “FOR” Proposal 6. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because Proposal 4 is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal.

Board Composition and Election of Directors

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has affirmatively determined that each of Ramesh Ruben Louis, Ni Luh Dharma Kerti Natih and Rose Marie Kadende Kaiser, current members of our Board, meet the independence requirements under the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”).

Board Committees

The Board currently has the following standing committees: the audit committee, a compensation committee and a nominating and corporate governance committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://www.agapeatpgroup.com/ under the “Investor Relations — Corporate Governance” tab.

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The following table provides information for the current membership for each of the committees of the Board:

Name	Age	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee	Director since

How Kok Choong	61	Chief Executive Officer, President, Director, Chairman of the Board of Directors				2017

Wilfredo Fernando Cortizo,	68	Director				2023

Ramesh Ruben Louis	71	Independent Director	C	*	*	2023

Ni Luh Dharma Kerti Natih	61	Independent Director	*	*	C	2024

Rose Marie Kadende Kaiser	64	Independent Director	*	C	*	2024

C Chair

* Member

Below is a description of each committee of the Board of Directors:

Audit Committee

The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements;

●	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

The Audit Committee consists of (i) Ramesh Ruben Louis, who is the Chairman of the Audit Committee, (ii) Ni Luh Dharma Kerti Natih, and (iii) Rose Marie Kadende Kaiser. Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Ramesh Ruben Louis qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.

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The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.agapeatpgroup.com/.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with Assentsure PAC, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with Assentsure PAC its independence from management and the Company, has received from Assentsure PAC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Assentsure PAC’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Assentsure PAC to discuss the overall scope of its services, and the overall quality of the Company’s financial reporting. Assentsure PAC, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with Assentsure PAC were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Audit Committee and the Board have recommended, that the ratification of the appointment of Assentsure PAC PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 be submitted as a proposal at the Meeting. The Audit Committee held 1 meetings during 2024.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit Committee of the Board of Directors:
Ramesh Ruben Louis (Chairman)
Ni Luh Dharma Kerti Natih
Rose Marie Kadende Kaiser

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

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The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

●	reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors

The Compensation Committee consists of (i) Rose Marie Kadende Kaiser, who is the Chairperson of the Compensation Committee (ii) Ramesh Ruben Louis, and (iii) Ni Luh Dharma Kerti Natih. The Board has determined that Rose Marie Kadende Kaiser, Ramesh Ruben Louis and Ni Luh Dharma Kerti Natih are independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of the members of the Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Revenue Code, or Section 162(m). The Compensation Committee held 1 meetings during 2024.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.agapeatpgroup.com/.

The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

The Nominating Committee consists of: (i) Ni Luh Dharma Kerti Natih, who is the Chairman of the Nominating Committee, (ii) Rose Marie Kadende Kaiser, and (ii) Ramesh Ruben Louis. The Board has determined that Ni Luh Dharma Kerti Natih, Rose Marie Kadende Kaiser and Ramesh Ruben Louis are independent under the applicable rules and regulations of Nasdaq. The Nominating Committee held 1 meetings during 2024.

The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.agapeatpgroup.com/.

Board Leadership Structure

The Board currently consists of five directors. We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Dr. How to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management.

Board and Committee Meetings

Our Board held 2 meetings throughout the fiscal year 2024. All directors attended 100% of meetings of the Board and Board committees on which they served in the fiscal year 2024.

We do not have a formal policy requiring directors to attend annual meetings of stockholders.

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Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to loss prevention, regulatory compliance, risk assessment and risk management, including but not limited to cybersecurity risks. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

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Board Diversity

Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	Personal and professional integrity, ethics and values;

●	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	Experience as a board member or executive officer of another publicly-held company;

●	Strong finance experience;

●	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;

●	Experience relevant to our business industry and with relevant social policy concerns; and

●	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

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Communications with our Board of Directors

Stockholders seeking to communicate with members of the Board should submit their written comments to Agape ATP Corporation., 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100), Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Ethics

The Company has adopted a Code of Ethical Business Conduct.

Recovery of Erroneously Awarded Compensation

The Company has adopted a clawback policy in connection with recovery of erroneously awarded compensation.

Corporate Governance

Our Code of Ethics, Audit Committee Charter, Compensation Committee Charter, Nominations and Corporate Governance Committee Charter, and other relevant documents are available, free of charge, on our website at www.agapeatpgroup.com. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Director Compensation

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our directors who served on our Board for the year ended December 31, 2024 and 2023.

DIRECTOR COMPENSATION

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

How Kok Choong	2024	$403,012	—	—	—	—	—	—	$403,012
	2023	$258,005	—	—	—	—	—	—	$258,005

Wilfredo Fernando Cortizo,	2024	$36,000	—	60,000	—	—	—	—	$96,000
	2023	$4,000	—	6,667	—	—	—	—	$10,667

Ramesh Ruben Louis	2024	$21,600	—	—	—	—	—	—	$21,600
	2023	$4,703	—	—	—	—	—	—	$4,703

Ni Luh Dharma Kerti Natih	2024	$5,400	—	—	—	—	—	—	$5,400
	2023	$0	—	—	—	—	—	—	$0

Kadende Kaiser Rose Marie	2024	$2,700	—	—	—	—	—	—	$2,700
	2023	$—	—	—	—	—	—	—	$0

Chee Chin Aik	2024	$—	—	—	—	—	—	—	$0
	2023	$—	—	—	—	—	—	—

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of the date of this Proxy Statement. Please see Proposal 2 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable.

Name	Age	Position

How Kok Choong	61	Chief Executive Officer, President, Director, and Chairman of the Board of Director

Lee Kam Fan, Andrew	63	Chief Financial Officer

Set forth below is a brief description of the background and business experience of our executive officers:

Dr. How Kok Choong is our founder and serves as our Chief Executive Officer, President, Director and Chairman of the Board of Directors since 2016. Dr. How is primarily responsible for overall development and business strategies, financial, administrative and human resources affairs of the Company. Dr. How has more than 20 years of experience in the senior management roles in the health and wellness industry. From 1987 to 2016, Dr. How was with the San Hin Group of Companies and his last position held was the group chief executive officer for the group. Since August 2003, Dr. How began to work for AGAPE Superior Living International Group as the global president and continues to hold this position. Further, since September 2009, Dr. How has worked for TH3 Holdings Sdn Bhd as president. Dr. How obtained a master’s degree and a doctorate degree in Business Administrative from Newport University, USA in December 1997 and December 2000, respectively. In Malaysia, Dr. How Kok Choong was recognized by the Junior Chamber Malaysia (JCM) as an Outstanding Young Malaysian 2003, and was awarded the title of Justice of Peace of Malaysia since 2005. Dr. How Kok Choong received the Outstanding Asian Community Contribution Award in 2011, Malaysia Top Team 50 Enterprise Award in 2011 and 2016, The Contributor Award (Medical and Health Research) in 2012, “Man of The Year” in Worldwide Excellence Award in 2015, “Man of The Year” in McMillan Global Award in 2016, The Distinguished Asia Pacific Outstanding Entrepreneur Lifetime Achievement Award in 2019, World Outstanding Chinese Entrepreneur Lifetime Award in 2019 and Certified Professional Trainer of The International Professional Managers Association in 2019.

Mr. Lee Kam Fan, Andrew serves as our chief financial officer. Prior to joining the Company in January 2021, Mr. Lee has approximately 38 years of accounting and finance related experience. Since July 2014, Mr. Lee has been the proprietor of Andrew Lee & Company. From June 2010 to June 2022, Mr. Lee served as an adjunct lecturer of the HKICPA Professional Examinations Preparatory Programme at HKU Space. From January 2011 to October 2015, Mr. Lee served as the managing director at ANSA CPA Limited. From September 2010 to October 2012, Mr. Lee served as an independent non-executive director at Sunrise (China) Technology Group Limited (currently referred to as KOALA Financial Group Limited (Hong Kong stock code: 08226)). From March 2006 to April 2017, Mr. Lee was in cooperation with Friedman LLP to oversee financial statements are prepared in accordance with U.S. GAAP. From October 2000 to December 2010, Mr. Lee served as an audit manager and subsequently a partner at Clodick & Company. From April 1998 to September 2000, Mr. Lee served as a director at Nitwell Business Services Limited. From August 1994 to April 1998, Mr. Lee was an assistant audit manager at Cheng, Kwok & Chang. From July 1990 to July 1994, Mr. Lee served as an accountant at K.C. Manufacturing Company. From April 1989 to July 1990, Mr. Lee served as an accountant at Haldane, Midgley & Booth. From January 1987 to April 1989, Mr. Lee served as an audit senior at RSM Nelson Wheeler. From October 1985 to December 1986, Mr. Lee served as an audit assistant at Andrew Ma & Company. From April 1983 to September 1985, Mr. Lee served as an audit clerk at Anthony Y.T. Tse & Company. Mr. Lee is an associate member of the Institute of Chartered Accountants in England and Wales since April 2019, a certified public accountant (practicing) of the Hong Kong Institute of Certified Public Accountants since May 2010, a fellow member of the Association of International Accountants since December 2006, and an associate member and chartered tax advisor of the Tax Institute of Hong Kong from July 2010 to December 2023. Mr. Lee received his bachelor’s degree in business administration at the Open University of Hong Kong (currently referred to as Hong Kong Metropolitan University) in June 2004 and his master’s degree in professional accounting from the Hong Kong Polytechnic University in November 2010.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended December 31, 2024, our “named executive officers” and their positions were as follows:

●	How Kok Choong, Chief Executive Officer, President, Director and Chairman of the Board of Directors
●	Lee Kam Fan, Andrew, Chief Financial Officer

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This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Employment Contracts

We have entered into an employment agreement with the following executive officer:

Executive	Title
How Kok Choong	Chief Executive Officer, President, Director, and Chairman of the Board of Directors
Lee Kam Fan, Andrew	Chief Financial Officer and Treasurer

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended December 31, 2024 and 2023. We refer to these individuals as our “named executive officers.”

Summary Compensation Table – Executive Officers

Name and Principal Position	Fiscal Years	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

How Kok Choong	2024	403,012	-	-	-	-	-	-	403,012
	2023	258,005	-	-	-	-	-	-	258,005

Lee Kam Fan, Andrew	2024	46,440	-	-	-	-	-	-	46,440
	2023	46,440	-	-	-	-	-	-	46,440

Stock Option Plan

We did not have an equity incentive plan in place for the fiscal year ended December 31, 2024.

Grants of Plan-Based Awards

To date, there have been no grants or plan-based awards.

Outstanding Equity Awards

To date, there have been no outstanding equity awards.

Option Exercises and Stock Vested

To date, there have been no options exercised by our named officers.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

Common Stock

The following table sets forth, as of November 4, 2025, the number and percentage of the 50,027,000 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after November 4, 2025. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after November 4, 2025, are included for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o AGAPE ATP CORPORATION, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100)

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers:
How Kok Choong	979,876	1.96%
Wilfredo Fernando Cortizo,	43,088	0.08%
Lee Kam Fan, Andrew	-	-%
Ramesh Ruben Louis	-	-%
Ni Luh Dharma Kerti Natih	-	-%
Rose Marie Kadende Kaiser	-	-%
Directors and Executive Officers as a group (6 persons)	1,022,964	2.04%

Owner of more than 5% of Class
Lesser Panda Ltd	3,680,000	7.36%
Vanguard Development Holdings Limited	3,017,600	6.03%
Oceanic Equity Partner Limited	3,031,400	6.06%
Nexus Investments Group Limited	3,036,000	6.07%
Global Fartech Ltd	3,450,000	6.90%
Global Ascend Ventures Ltd	3,022,200	6.04%
Evergreen Strategic Capital Holding Limited	3,013,000	6.02%
Blue Horizon Capital Limited	3,026,800	6.05%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s related party list and relationship are as follows:

Related parties		Relationships

CTA Nutriceuticals (Asia) Sdn Bhd	-	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd.

SY Welltech Sdn Bhd (formerly known as DSY Beauty Sdn Bhd)	-	The directors and shareholders of SY Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd

DSY Wellness & Longevity Center Sdn Bhd	-	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSY Wellness & Longevity Center Sdn Bhd.

TH3 Holdings Sdn Bhd	-	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3 Holdings Sdn Bhd.

Redboy Pictures Sdn Bhd	-	Mr. How Kok Choong, the CEO and director of the Company is also a director of Redboy Pictures Sdn Bhd.

ATPC Lega Global Sdn Bhd	-	Mr. How Kok Choong, the CEO and director of the Company is also a director of ATPC Legal Global Sdn Bhd.

Ando Design Sdn Bhd	-	Mr. How Kok Choong, the CEO and director of the Company is also a director of Ando Design Sdn Bhd.

Mr. How Kok Choong	-	Mr. How Kok Choong, the CEO and director of the Company

Mr. Yap Foo Ching (Steve Yap)	-	Mr. Yap Foo Ching, the director of the DSY Wellness International Sdn Bhd.

Mr. Chew Yi Zheng	-	Mr. Chew Yi Zheng is the member of the immediate family of Mr. Yap Foo Ching (Steve Yap), the director of DSY Wellness International Sdn Bhd.

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Related party balances

Amount due from related parties

			As of
Name of Related Party	Relationship	Nature	June 30, 2025	December 31, 2024

TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	Prepayment of IT expenses	$2,706	$1,582
ATPC Lega Global Sdn Bhd (“Lega”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Lega	General expenses payment on behalf	730	730
Total			$3,436	$2,312

Accounts payable – related parties

			As of
Name of Related Party	Relationship	Nature	June 30, 2025	December 31, 2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for the provision of complementary health therapies	$29,755	$30,554
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of DSY Beauty are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of beauty products	38	71
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Purchase of skin care and healthcare products	1,656	-
Total			$31,449	$30,625

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Related party balances

Other payable - related parties

			As of
Name of Related Party	Relationship	Nature	June 30, 2025	December 31, 2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchase of products for general use	$144	$494
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Payment on behalf for selling and event related expenses	5,772	-
Ms. Low Mui Chin	Ms. Low Mui Chin, the director of Cedar ATPC Sdn Bhd	Payment on behalf for selling and event related expenses	1,227	-
Mr. How Kok Choong	Mr. How Kok Choong, the CEO and director of the Company	Salary, Commission expense and borrowing from director	230,249	356
Total			$237,392	$850

Related party transactions

Purchases

			For the three months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for the provision of complementary health therapies	$86,199	$80,504
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of beauty products	96	819
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Purchase of skin care and healthcare products	10,000	-
Total purchases			$96,295	$81,323

28

Purchases

Related party transactions

			For the six months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for the provision of complementary health therapies	$172,026	$161,807
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of beauty products	150	16,624
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Purchase of skin care and healthcare products	10,000	-
Total purchases			$182,176	$178,431

Other purchases

			For the three months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchase of products for general use	$648	$795
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchase of products for general use	-	402
Total other purchases			$648	$1,197

29

Related party transactions

Other purchases

			For the six months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchase of products for general use	$2,129	$1,734
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchase of products for general use	1,151	2,595
Total other purchases			$3,280	$4,329

Commission

			For the three months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

Mr. How Kok Choong	Mr. How Kok Choong, the CEO and director of the Company	Commission expense	$372	$619
Total commission			$372	$619

30

Related party transactions

Commission

			For the six months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

Mr. How Kok Choong	Mr. How Kok Choong, the CEO and director of the Company	Commission expense	$766	$1,351
Total commission			$766	$1,351

Other income

			For the three months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Ando	Rental income	$-	$634
TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	Rental income	207	190
Total other income			$207	$824

Other income

			For the six months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Ando	Rental income	$230	$1,268
TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	Rental income	414	380
Total other income			$644	$1,648

31

Related party transactions

Other expenses

			For the three months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	IT support services fee	$15,271	$14,574
DSY Wellness and Longevity Center Sdn Bhd (“DSYWLC”)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSYWLC	Office rental expense	27,629	7,606
Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Ando	Office furniture & fittings and improvements	-	1,708
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Payment on behalf for selling and event related expenses	23,715	-
Total other expenses			$66,615	$23,888

Other expenses

			For the six months ended June 30,
Name of Related Party	Relationship	Nature	2025	2024

TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	IT support services fee	$30,421	$28,666
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of products for general use	-	5
DSY Wellness and Longevity Center Sdn Bhd (“DSYWLC”)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSYWLC	Office rental expense	55,258	15,213
Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Ando	Office furniture & fittings and improvements	-	1,708
Cedar Wellness Sdn Bhd (“CW”)	The directors of CW are also the directors of Cedar ATPC Sdn Bhd	Payment on behalf for selling and event related expenses	23,715	-
Total other expenses			$109,394	$45,592

Related party balances as of December 31, 2024 and 2023 are as per table below:

Amount due from related parties

			As of December 31,
Name of Related Party	Relationship	Nature	2024	2023

TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	Prepayment of IT expenses	$1,582	$2,922
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Deposits for products purchases	-	8,171
ATPC Lega Global Sdn Bhd (“Lega”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of Lega	General expenses payment on behalf	730	-
Total			$2,312	$11,093

32

Related party balances as of December 31, 2024 and 2023 are as per table below:

Accounts payable – related parties

			As of December 31,
Name of Related Party	Relationship	Nature	2024	2023

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for the provision of complementary health therapies	$30,554	$30,439
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of beauty products	71	54
Chew Yi Zheng	Mr. Chew Yi Zheng is the member of the immediate family of Mr. Yap Foo Ching (Steve Yap), the director of DSY Wellness International Sdn Bhd	Render therapy and health consultation to customer	-	4,355
Total			$30,625	$34,848

33

Related party balances as of December 31, 2024 and 2023 are as per table below:

Other payable – related parties

			As of December 31,
Name of Related Party	Relationship	Nature	2024	2023

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchase of products for general use	$494	$570
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchase of products for general use	-	535
Mr. Yap Foo Ching (Steve Yap)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Payment on behalf of company expenses	-	6,534
Mr. How Kok Choong	Mr. How Kok Choong, the CEO and director of the Company	Commission expense	356	207
Total			$850	$7,846

Related party transactions for years ended December 31, 2024 and 2023, are as per table below:

Purchases

			For the years ended December 31,
Name of Related Party	Relationship	Nature	2024	2023

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for the provision of complementary health therapies	$335,494	$272,993
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of beauty products	17,600	18,516
DSY Wellness & Longevity Center Sdn Bhd (“DSYWLC”)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSYWLC.	Purchases of products for the provision of complementary health therapies	6,576	-
Chew Yi Zheng	Mr. Chew Yi Zheng is the member of the immediate family of Mr. Yap Foo Ching (Steve Yap), the director of DSY Wellness International Sdn Bhd	Render therapy and health consultation to customer	-	4,355
Total			$359,669	$295,864

34

Related party transactions for years ended December 31, 2024 and 2023, are as per table below:

Other income

			For the years ended December 31,
Name of Related Party	Relationship	Nature	2024	2023

Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also the director of Ando.	Rental income	$2,630	$2,630
Redboy Pictures Sdn Bhd (“Redboy”)	Mr. How Kok Choong, the CEO and director of the Company is also the director of Redboy.	Rental income	-	5,260
TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	Rental income	789	460
Total			$3,419	$8,350

Other purchases

			For the years ended December 31,
Name of Related Party	Relationship	Nature	2024	2023

CTA Nutriceuticals (Asia) Sdn Bhd (“CTA”)	The directors and shareholders of CTA are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY International Wellness Sdn Bhd	Purchases of products for general use	$4,243	$6,213
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of products for general use	4,337	7,282
DSY Wellness & Longevity Center Sdn Bhd (“DSYWLC”)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSYWLC.	Purchases of products for general use	-	368
Total			$8,580	$13,863

35

Related party transactions for years ended December 31, 2024 and 2023, are as per table below:

Commission expense

			For the years ended December 31,
Name of Related Party	Relationship	Nature	2024	2023

Mr. How Kok Choong	Mr. How Kok Choong, the CEO and director of the Company	Commission expense	$3,012	$5,947
Total			$3,012	$5,947

Other expenses

			For the years ended December 31,
Name of Related Party	Relationship	Nature	2024	2023

TH3 Holdings Sdn Bhd (“TH3”)	Mr. How Kok Choong, the CEO and director of the Company is also a director of TH3	IT support services fee	$59,371	$54,956
Ando Design Sdn Bhd (“Ando”)	Mr. How Kok Choong, the CEO and director of the Company is also the director of Ando.	Office furniture & fixture and improvements	1,772	-
SY Welltech Sdn Bhd (“Welltech”) (formerly known as DSY Beauty Sdn Bhd)	The directors and shareholders of Welltech are related parties to Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd	Purchases of products for general use	5	-
DSY Wellness & Longevity Center Sdn Bhd (“DSYWLC”)	Mr. Yap Foo Ching (Steve Yap), a director of DSY Wellness International Sdn Bhd is also a director of DSYWLC.	Office rental expenses	55,239	31,563
Total			$116,387	$86,519

36

Interest of Certain Persons in Matters to be Acted Upon

Save for the disclosed related party transactions under this section and other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2025 Annual Meeting as described in this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2025 Annual Meeting of stockholders they must have been received by us no later than February 3, 2025 (120 days prior to June 3, 2025, the one-year anniversary of the 2024 proxy mailing date). However, if the Company did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals should be directed to AGAPE ATP CORPORATION, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100), Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder, the proposed action, etc.). The provisions set forth in the Bylaws do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement, notwithstanding the Bylaws, if it is permitted and within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.

The “Notice Period” for proxy solicitation in support of its director nominees other than the Company’s nominees is the period not less than 90 days nor more than 120 days prior to the one-year anniversary of the date on which the Company mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Period for stockholder nominees of directors at the 2026 annual meeting of stockholders will start on September 11, 2026, and end on October 11, 2026. However, if the date of the 2026 annual meeting of stockholders is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the 2025 Annual Meeting, the Notice Period will instead start 120 days prior to the 2025 annual meeting of stockholders and end on the later of (i) 90 days prior to such meeting or (ii) the 10th day following our first public announcement of the date of the 2026 Annual Meeting. In the case of proxy solicitation in support of its director nominees, the soliciting stockholder must comply with all of the notice requirements set forth in Rule 14a-19(b) of the Exchange Act.

This is only a summary of the advance notice procedure. Complete details regarding all requirements that must be met are found in our bylaws. You can obtain a copy of the relevant bylaw provisions by writing to the Company at the address above or to email the Company at info@batterymetals.com, or by accessing the Company’s filings on the SEC’s website at www.sec.gov.

37

OTHER MATTERS

GENERAL

The Board of Directors does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding Shares in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact the Company at +(60) 192230099

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors or any individual director may write to the Board of Directors or the individual director to Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100). Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All such communications will be forwarded to the Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2024 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2024 10-K by writing to us at Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in next year’s proxy statement, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 days prior to the one-year anniversary of the date that this Proxy Statement is released to stockholders. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the annual meeting held in 2026 must be received by us at our principal executive office no later than 120 days prior to the anniversary date that proxy material for this year’s meeting were sent in order to be eligible for inclusion in our 2026 proxy statement and proxy relating to that meeting, which will be September 11, 2026. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our annual meeting held in 2026 will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is not received by the Company in writing by 45 days prior to the anniversary of the date that proxy materials are sent to stockholders, which will be November 25, 2026. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

38

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

By Order of the Board of Directors,

/s/ How Kok Choong
Name:	How Kok Choong
Title:	Director, Chairman of the Board of Directors and Chief Executive Officer

January 9, 2026

39

VOTE ON INTERNET
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Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) January 28, 2026.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Annual Meeting to be held virtually on January 30, 2026 at 10:00 p.m., Malaysia Time, please attend via the URL below (or by following the instructions on the back of this card):

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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Agape ATP Corporation

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" ALL OTHER LISTED PROPOSALS.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2a. How Kok Choong ☐ FOR ☐ AGAINST ☐ ABSTAIN
2b. Wilfredo Fernando Cortizo ☐ FOR ☐ AGAINST ☐ ABSTAIN
2c. Ramesh Ruben Louis ☐ FOR ☐ AGAINST ☐ ABSTAIN
2d. Ni Luh Dharma Kerti Natih ☐ FOR ☐ AGAINST ☐ ABSTAIN
2e. Rose Marie Kadende Kaiseras ☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________________ **Signature** ______________________________ **Signature, if held jointly** ______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AGAPE ATP CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 30, 2026
10:00 P.M. Malaysia Time
(10:00 A.M. Eastern Time)

Important Notice Regarding the Availability of Proxy Materials:

The Meeting Material is available at:

https://ts.vstocktransfer.com/irhlogin/AGAPEATPCORP

To Attend the Virtual Meeting, Please Visit:

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints the Company's CEO as proxy with full power of substitution, to represent and to vote as set forth herein all the ordinary shares of Agape ATP Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted "FOR" all director nominees and "FOR" all other listed proposals.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Agape ATP Corporation in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer:

Email Address:______________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)